UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2024

HUDSON ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41532	86-2712843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

19 West 44th Street, Suite 1001
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(347) 410 4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Right	HUDA U	The Nasdaq Stock Market LLC
Shares of Common Stock, par value $0.0001 per share	HUDA	The Nasdaq Stock Market LLC
Rights, each to receive one-fifth (1/5) of a share of Common Stock	HUDA R	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 23, 2024, Hudson Acquisition I Corp. (the “Company”) received notice from The NASDAQ Stock Market (“Nasdaq”) that its securities will be delisted from The Nasdaq Global Market. On December 15, 2023, the staff of Nasdaq (the “Staff”) notified the Company that the market value of its listed securities had been below the minimum $50,000,000 required for continued listing as set forth in Listing Rule 5450(b)(2)(A) (the “Rule”) for the previous 30 consecutive trading days.1 Therefore, in accordance with Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days, or until June 12, 2024, to regain compliance with the Rule. However, the Company did not regain compliance with the Rule.

In addition, based on the Staff’s review of the Company’s Definitive Proxy Statement filed June 24, 2024, the Staff determined that the Company does not comply Listing Rule 5450(b)(2)(A), requiring a minimum 1,100,000 Publicly Held Shares, and Listing Rule 5450(b)(2)(C), requiring a minimum of $15 million Market Value of Publicly Held Shares requirement. While companies are normally afforded compliance periods or the ability to submit a plan of compliance in order to be granted time to regain compliance, the Staff has determined to apply more stringent criteria as permitted under Listing Rule 5101 to delist the Company’s securities from The Nasdaq Global Market.

Additionally, on July 23, 2024, Nasdaq determined to halt trading in the Company’s securities. The Staff’s determination is based on the fact that the Company fails to comply with multiple requirements for continued listing on the Nasdaq Global Market by significant margins that make the continued listing of the securities on Nasdaq inadvisable or unwarranted.

According to the Definitive Proxy Statement, the Company’s Publicly Held Shares was approximately 105,000 shares, and as a result, the Staff determined that the Company no longer complies with the 1,100,000 minimum Publicly Held Shares requirement and the minimum $15 million Market Value of Publicly Held Shares requirement. The Staff determined that as of July 22, 2024, the Company’s Market Value of Listed Securities was $23,828,956, its Market Value of Publicly Held Shares was $1.3 million, and it had 105,000 Publicly Held Shares. Additionally, the Company does not comply with either of the alternatives requirements for continued listing on the Nasdaq Global Market under Listing Rules 5450(b)(1) or 5450(b)(3), or the requirement for continued listing on the Nasdaq Capital Market under Listing Rule 5550.

Additionally, the Staff has concerns that the Company may also no longer comply with the minimum 400 Total Holders requirement of Listing Rule 5450(a)(2) due to the substantial number of shareholder redemptions and low number of shares remaining outstanding. This matter serves as an additional and separate basis for delisting.

Finally, the Company has failed to timely file its Form 10-K for the year ended December 31, 2023, and its Form 10-Q for the period ended March 31, 2024, as required by Listing Rule 5250(c)(1). Accordingly, these matters each serve as additional and separate basis for delisting.

Under Listing Rule 5810, a company that fails to comply with the continued listing requirements is normally afforded a compliance period or the ability to submit a plan of compliance in order to be granted time to regain compliance. However, given that the Company fails to comply with multiple continued listing requirements by such significant margins, and that each of these requirements is related to the security’s liquidity necessary to maintain a fair and orderly market, the Staff has determined to apply more stringent criteria pursuant to its discretionary authority set forth in Listing Rule 5101. Accordingly, the Staff has concluded that continued listing is inappropriate and to delist the Company’s securities in order to maintain the quality of and public confidence in the Nasdaq market, to prevent fraudulent and manipulative acts and practices, to promote just and equitable principles of trade, and to protect investors and the public interest.

Accordingly, the Staff has determined that the Company’s securities will be delisted from The Nasdaq Global Market. In that regard, unless the Company requests an appeal of this determination by July 30, 2024, as described below, trading of the Company’s ordinary shares, warrants, and units will be suspended at the opening of business on August 1, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

The Company may appeal the Staff’s determination to a Hearings Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. A request for a hearing regarding a delinquent filing will stay the suspension of the Company’s securities only for a period of 15 days from the date of the request.

When the Company requests a hearing, it may also request a stay of the suspension, pending the hearing. The request should include an explanation of why an extended stay is appropriate. A Panel will review the request for an extended stay and notify the Company of its conclusion as soon as is practicable but in any event no later than 15 calendar days following the deadline to request the hearing.

Requests for a hearing and for an extended stay should be submitted electronically through Nasdaq’s Listing Center, and must be received no later than 4:00 Eastern Time on June 30, 2024. If a request is not received by that date and time, trading in the Company’s shares will be suspended on the second business day following the deadline. The request for a hearing should be accompanied by confirmation of a wire transfer of the fee for a hearing. The fee for a hearing is $20,000.

The Company has requested a hearing and has paid the fee for the hearing. The company has secured the filing date for August 22, 2024 from Nasdaq.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2024

HUDSON ACQUISITION I CORP.

By:	/s/ Warren Wang
Name:	Warren Wang
Title	Chief Executive Officer

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